Exhibit 25

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

31-0841368
I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Paul Henderson
U.S. Bank National Association
1349 W. Peachtree St., NW, Suite 1050
Atlanta, GA 30309
(404) 965-7218
(Name, address and telephone number of agent for service)

Omega Healthcare Investors, Inc.
And the Subsidiary Guarantors Listed in Schedule A
(Exact name of obligor as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	38-3041398 (I.R.S. Employer Identification No.)
200 International Circle, Suite 3500 Hunt Valley, Maryland (Address of principal executive offices)	21030 (Zip code)

5.875% Senior Notes due 2024
(Title of the indenture securities)

Schedule A
Subsidiary Guarantors

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	I.R.S. Employer Identification No.
Arizona Lessor - Infinia, Inc.	Maryland	32-0008074
Baldwin Health Center, Inc.	Pennsylvania	25-1495708
Bayside Alabama Healthcare Second, Inc.	Alabama	38-3517839
Bayside Arizona Healthcare Associates, Inc.	Arizona	38-3518309
Bayside Arizona Healthcare Second, Inc.	Arizona	38-3520329
Bayside Colorado Healthcare Associates, Inc.	Colorado	38-3517837
Bayside Colorado Healthcare Second, Inc.	Colorado	38-3520325
Bayside Indiana Healthcare Associates, Inc.	Indiana	38-3517842
Bayside Street II, Inc.	Delaware	38-3519969
Bayside Street, Inc.	Maryland	38-3160026
Canton Health Care Land, Inc.	Ohio	20-1914579
Carnegie Gardens LLC	Delaware	20-2442381
Center Healthcare Associates, Inc.	Texas	38-3517844
Cherry Street – Skilled Nursing, Inc.	Texas	38-3592148
Colonial Gardens, LLC	Ohio	26-0110549
Colorado Lessor - Conifer, Inc.	Maryland	32-0008069
Copley Health Center, Inc.	Ohio	34-1473010
CSE Albany LLC	Delaware	20-5885886
CSE Amarillo LLC	Delaware	20-5862752
CSE Anchorage LLC	Delaware	26-1866499
CSE Arden L.P.	Delaware	20-5888680
CSE Augusta LLC	Delaware	20-5885921
CSE Bedford LLC	Delaware	20-5886082
CSE Blountville LLC	Delaware	20-8295288
CSE Bolivar LLC	Delaware	20-8295024
CSE Cambridge LLC	Delaware	20-5886976
CSE Cambridge Realty LLC	Delaware	20-5959318
CSE Camden LLC	Delaware	20-8295066
CSE Canton LLC	Delaware	20-5887312
CSE Casablanca Holdings II LLC	Delaware	26-0595183
CSE Casablanca Holdings LLC	Delaware	20-8724466
CSE Cedar Rapids LLC	Delaware	20-5884941
CSE Centennial Village	Delaware	20-6974959
CSE Chelmsford LLC	Delaware	20-5920451
CSE Chesterton LLC	Delaware	20-5885195
CSE Claremont LLC	Delaware	20-5883891
CSE Corpus North LLC	Delaware	20-5186415
CSE Crane LLC	Delaware	20-8684704
CSE Denver Iliff LLC	Delaware	20-8037772
CSE Denver LLC	Delaware	20-5884311
CSE Douglas LLC	Delaware	20-5883761
CSE Dumas LLC	Delaware	20-5883692
CSE Elkton LLC	Delaware	20-5887006
CSE Elkton Realty LLC	Delaware	20-5959253
CSE Fairhaven LLC	Delaware	20-8281491
CSE Fort Wayne LLC	Delaware	20-5885125
CSE Frankston LLC	Delaware	20-5862947

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	I.R.S. Employer Identification No.
CSE Georgetown LLC	Delaware	20-5886126
CSE Green Bay LLC	Delaware	20-5888029
CSE Hilliard LLC	Delaware	20-5887347
CSE Huntingdon LLC	Delaware	20-8295191
CSE Huntsville LLC	Delaware	20-5887764
CSE Indianapolis-Continental LLC	Delaware	20-5885046
CSE Indianapolis-Greenbriar LLC	Delaware	20-5885096
CSE Jacinto City LLC	Delaware	20-5186519
CSE Jefferson City LLC	Delaware	20-8295101
CSE Jeffersonville-Hillcrest Center LLC	Delaware	20-5885261
CSE Jeffersonville-Jennings House LLC	Delaware	20-5885346
CSE Kerrville LLC	Delaware	20-8684872
CSE King L.P.	Delaware	20-5888725
CSE Kingsport LLC	Delaware	20-5887736
CSE Knightdale L.P.	Delaware	20-5888653
CSE Lake City LLC	Delaware	20-5863259
CSE Lake Worth LLC	Delaware	20-5863173
CSE Lakewood LLC	Delaware	20-5884352
CSE Las Vegas LLC	Delaware	20-5887216
CSE Lawrenceburg LLC	Delaware	20-5887802
CSE Lenoir L.P.	Delaware	20-5888528
CSE Lexington Park LLC	Delaware	20-5886951
CSE Lexington Park Realty LLC	Delaware	20-5959280
CSE Ligonier LLC	Delaware	20-5885484
CSE Live Oak LLC	Delaware	20-5863086
CSE Logansport LLC	Delaware	20-5885583
CSE Lowell LLC	Delaware	20-5885381
CSE Marianna Holdings LLC	Delaware	20-1411422
CSE Memphis LLC	Delaware	20-8295130
CSE Mobile LLC	Delaware	20-5883572
CSE Moore LLC	Delaware	20-5887574
CSE North Carolina Holdings I LLC	Delaware	20-5888397
CSE North Carolina Holdings II LLC	Delaware	20-5888430
CSE Omro LLC	Delaware	20-5887998
CSE Orange Park LLC	Delaware	20-5863371
CSE Orlando-Pinar Terrace Manor LLC	Delaware	20-5863043
CSE Orlando-Terra Vista Rehab LLC	Delaware	20-5863223
CSE Pennsylvania Holdings	Delaware	20-6974946
CSE Piggott LLC	Delaware	20-5883659
CSE Pilot Point LLC	Delaware	20-5862827
CSE Ponca City LLC	Delaware	20-5887495
CSE Port St. Lucie LLC	Delaware	20-5863294
CSE Richmond LLC	Delaware	20-5885427
CSE Ripley LLC	Delaware	20-8295238
CSE Ripon LLC	Delaware	26-0480886
CSE Safford LLC	Delaware	20-5883807
CSE Salina LLC	Delaware	20-5885669
CSE Seminole LLC	Delaware	20-5887615
CSE Shawnee LLC	Delaware	20-5887524
CSE Spring Branch LLC	Delaware	20-5186484
CSE Stillwater LLC	Delaware	20-5887548

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	I.R.S. Employer Identification No.
CSE Taylorsville LLC	Delaware	20-5886196
CSE Texarkana LLC	Delaware	20-5862880
CSE Texas City LLC	Delaware	20-5862791
CSE The Village LLC	Delaware	20-5186550
CSE Upland LLC	Delaware	20-5891148
CSE Walnut Cove L.P.	Delaware	20-5888502
CSE West Point LLC	Delaware	20-5887119
CSE Whitehouse LLC	Delaware	20-8294979
CSE Williamsport LLC	Delaware	26-0480953
CSE Winter Haven LLC	Delaware	20-5863327
CSE Woodfin L.P.	Delaware	20-5888619
CSE Yorktown LLC	Delaware	20-5885163
Dallas – Skilled Nursing, Inc.	Texas	38-3592151
Delta Investors I, LLC	Maryland	54-2112455
Delta Investors II, LLC	Maryland	54-2112456
Desert Lane LLC	Delaware	20-3098022
Dixon Health Care Center, Inc.	Ohio	34-1509772
Florida Lessor – Crystal Springs, Inc.	Maryland	75-3116533
Florida Lessor – Emerald, Inc.	Maryland	22-3872569
Florida Lessor – Lakeland, Inc.	Maryland	22-3872564
Florida Lessor – Meadowview, Inc.	Maryland	56-2398721
Florida Real Estate Company, LLC	Florida	20-1458431
Georgia Lessor - Bonterra/Parkview, Inc.	Maryland	16-1650494
Greenbough, LLC	Delaware	27-0258266
Hanover House, Inc.	Ohio	34-1125264
Heritage Texarkana Healthcare Associates, Inc.	Texas	38-3517861
House of Hanover, Ltd	Ohio	34-6691713
Hutton I Land, Inc.	Ohio	20-1914403
Hutton II Land, Inc.	Ohio	20-1914470
Hutton III Land, Inc.	Ohio	20-1914529
Indiana Lessor – Jeffersonville, Inc.	Maryland	22-3872575
Indiana Lessor – Wellington Manor, Inc.	Maryland	32-0008064
Jefferson Clark, Inc.	Maryland	38-3433390
LAD I Real Estate Company, LLC	Delaware	20-1454154
Lake Park – Skilled Nursing, Inc.	Texas	38-3592152
Leatherman 90-1, Inc.	Ohio	20-1914625
Leatherman Partnership 89-1, Inc.	Ohio	34-1656489
Leatherman Partnership 89-2, Inc.	Ohio	34-1656491
Long Term Care – Michigan, Inc.	Michigan	04-3833330
Long Term Care – North Carolina, Inc.	North Carolina	04-3833335
Long Term Care Associates – Illinois, Inc.	Illinois	38-3592159
Long Term Care Associates – Indiana, Inc.	Indiana	38-3592160
Long Term Care Associates – Texas, Inc.	Texas	38-3592142
Meridian Arms Land, Inc.	Ohio	20-1914864
North Las Vegas LLC	Delaware	20-3098036
NRS Ventures, L.L.C.	Delaware	38-4236118
OHI (Connecticut), Inc.	Connecticut	06-1552120
OHI (Florida), Inc.	Florida	65-0523484
OHI (Illinois), Inc.	Illinois	37-1332375
OHI (Indiana), Inc.	Indiana	38-3568359
OHI (Iowa), Inc.	Iowa	38-3377918

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	I.R.S. Employer Identification No.
OHI (Kansas), Inc.	Kansas	48-1156047
OHI Asset (CA), LLC	Delaware	04-3759925
OHI Asset (CO), LLC	Delaware	84-1706510
OHI Asset (CT) Lender, LLC	Delaware	75-3205111
OHI Asset (FL), LLC	Delaware	13-4225158
OHI Asset (FL) Lender, LLC	Delaware	27-4450390
OHI Asset (ID), LLC	Delaware	04-3759931
OHI Asset (IL), LLC	Delaware	14-1951802
OHI Asset (IN), LLC	Delaware	04-3759933
OHI Asset (IN) Greensburg, LLC	Delaware	38-3879137
OHI Asset (IN) Indianapolis, LLC	Delaware	36-4736441
OHI Asset (IN) Wabash, LLC	Delaware	38-3879151
OHI Asset (IN) Westfield, LLC	Delaware	32-0381277
OHI Asset (LA), LLC	Delaware	04-3759935
OHI Asset (MD), LLC	Delaware	45-2611748
OHI Asset (MI), LLC	Delaware	27-3378345
OHI Asset (MI/NC), LLC	Delaware	04-3759928
OHI Asset (MO), LLC	Delaware	04-3759939
OHI Asset (OH) Lender, LLC	Delaware	51-0529744
OHI Asset (OH) New Philadelphia, LLC	Delaware	51-0529741
OHI Asset (OH), LLC	Delaware	04-3759938
OHI Asset (PA) Trust	Maryland	54-6643405
OHI Asset (PA), LLC	Delaware	90-0137715
OHI Asset (SMS) Lender, Inc.	Maryland	33-1067711
OHI Asset (TX), LLC	Delaware	04-3759927
OHI Asset CSB LLC	Delaware	27-2820083
OHI Asset CSE – E, LLC	Delaware	27-1675861
OHI Asset CSE – U, LLC	Delaware	27-1675768
OHI Asset Essex (OH), LLC	Delaware	83-0379722
OHI Asset HUD SF, LLC	Delaware	80-0830116
OHI Asset HUD WO, LLC	Delaware	45-2379675
OHI Asset II (CA), LLC	Delaware	20-1000879
OHI Asset II (FL), LLC	Delaware	27-1813906
OHI Asset II (PA) Trust	Maryland	84-6390330
OHI Asset III (PA) Trust	Maryland	84-6390331
OHI Asset IV (PA) Silver Lake Trust	Maryland	80-6146794
OHI Asset, LLC	Delaware	32-0079270
OHI of Texas, Inc.	Maryland	38-3506136
OHI Sunshine, Inc.	Florida	82-0558471
OHI Tennessee, Inc.	Maryland	38-3509157
OHIMA, Inc.	Massachusetts	06-1552118
Omega (Kansas), Inc.	Kansas	32-0142534
Omega TRS I, Inc.	Maryland	38-3587540
Orange Village Care Center, Inc.	Ohio	34-1321728
OS Leasing Company	Kentucky	38-3221641
Panama City Nursing Center LLC	Delaware	20-2568041
Parkview – Skilled Nursing, Inc.	Texas	38-3592157
Pavillion North Partners, Inc.	Pennsylvania	20-2597892
Pavillion North, LLP	Pennsylvania	75-3202956
Pavillion Nursing Center North, Inc.	Pennsylvania	25-1222652
Pine Texarkana Healthcare Associates, Inc.	Texas	38-3517864

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of formation	I.R.S. Employer Identification No.
Reunion Texarkana Healthcare Associates, Inc.	Texas	38-3517865
San Augustine Healthcare Associates, Inc.	Texas	38-3517866
Skilled Nursing – Gaston, Inc.	Indiana	38-3592171
Skilled Nursing – Herrin, Inc.	Illinois	38-3592162
Skilled Nursing – Hicksville, Inc.	Ohio	38-3592172
Skilled Nursing – Paris, Inc.	Illinois	38-3592165
Skyler Maitland LLC	Delaware	20-3888672
South Athens Healthcare Associates, Inc.	Texas	38-3517880
St. Mary’s Properties, Inc.	Ohio	20-1914905
Sterling Acquisition Corp.	Kentucky	38-3207992
Sterling Acquisition Corp. II	Kentucky	38-3207991
Suwanee, LLC	Delaware	20-5223977
Texas Lessor – Stonegate GP, Inc.	Maryland	32-0008071
Texas Lessor – Stonegate, Limited, Inc.	Maryland	32-0008072
Texas Lessor – Stonegate, LP	Maryland	32-0008073
Texas Lessor – Treemont, Inc.	Maryland	16-1650495
The Suburban Pavilion, Inc.	Ohio	34-1035431
Washington Lessor – Silverdale, Inc.	Maryland	56-2386887
Waxahachie Healthcare Associates, Inc.	Texas	38-3517884
West Athens Healthcare Associates, Inc.	Texas	38-3517886
Wilcare, LLC	Ohio	26-0110550

(1) Address, including zip code, and telephone number, including area code, of the principal executive offices of each subsidiary guarantor listed in Schedule A is c/o Omega Healthcare Investors, Inc., 200 International Circle, Suite 3500, Hunt Valley, Maryland, 21030 and the telephone number is (410) 427-1700.

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

	a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.

	b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15		Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

	1.	A copy of the Articles of Association of the Trustee.*

	2.	A copy of the certificate of authority of the Trustee to commence business, attached as Exhibit 2.

	3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, attached as Exhibit 3.

	4.	A copy of the existing bylaws of the Trustee.**

	5.	A copy of each Indenture referred to in Item 4. Not applicable.

	6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

	7.	Report of Condition of the Trustee as of December 31, 2011 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

** Incorporated by reference to Exhibit 25.1 to registration statement on S-4, Registration Number 333-166527 filed on May 5, 2010.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, State of Georgia, on the 3rd day of July, 2012.

By:	/s/ Paul Henderson
Paul Henderson
Assistant Vice President

Exhibit 2

Comptroller of the Currency
Administrator of National Banks

Washington, DC 20219

CERTIFICATE OF CORPORATE EXISTENCE

I, John Walsh, Acting Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. “U.S. Bank National Association,” Cincinnati, Ohio, (Charter No. 24), is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

IN TESTIMONY WHERE OF, I have

hereunto subscribed my name and caused

my seal of office to be affixed to these

presents at the Treasury Department, in the

City of Washington and District of

Columbia, this September 9, 2010.

/s/ John Walsh
Acting Comptroller of the Currency

Exhibit 3

Comptroller of the Currency
Administrator of National Banks

Washington, DC 20219

CERTIFICATE OF FIDUCIARY POWERS

I, John Walsh, Acting Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. “U.S. Bank National Association,” Cincinnati, Ohio, (Charter No. 24), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat.668, 12 U.S.C. 92 a, and that the authority so granted remains in full force and effect on the date of this Certificate.

IN TESTIMONY WHERE OF, I have

hereunto subscribed my name and caused

my seal of office to be affixed to these

presents at the Treasury Department, in the

City of Washington and District of

Columbia, this September 9, 2010.

/s/ John Walsh
Acting Comptroller of the Currency

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  July 3, 2012

By:	/S/ Paul Henderson
Paul Henderson
Assistant Vice President

Exhibit 7

U.S. Bank National Association
Statement of Financial Condition
As of 12/31/2011

($000’s)

12/31/2011
Assets
Cash and Balances Due From Depository Institutions	$13,960,499
Securities	69,485,200
Federal Funds	11,887
Loans & Lease Financing Receivables	204,182,862
Fixed Assets	5,472,961
Intangible Assets	12,446,662
Other Assets	24,910,739
Total Assets	$330,470,810

Liabilities
Deposits	$236,091,541
Fed Funds	7,936,151
Treasury Demand Notes	0
Trading Liabilities	377,634
Other Borrowed Money	34,507,710
Acceptances	0
Subordinated Notes and Debentures	5,945,617
Other Liabilities	10,944,902
Total Liabilities	$295,803,555

Equity
Minority Interest in Subsidiaries	$1,926,211
Common and Preferred Stock	18,200
Surplus	14,133,323
Undivided Profits	18,589,521
Total Equity Capital	$34,667,255

Total Liabilities and Equity Capital	$330,470,810